[logo - American Funds(R)]

The right choice for the long termSM

NEW WORLD FUND

Lands of opportunity:  a look inside the developing world

[cover: close-up photograph of an older apartment building, windows open and satellite dishes attached to building]

Annual report for the year ended October 31, 2002

NEW WORLD FUND(R)

New World Fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

New World Fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Contents                                                           Page

Letter to shareholders                                                1
Value of a long-term perspective                                      4
Lands of opportunity: a look inside
     the developing world                                             5
Investment portfolio                                                 12
Equity securities added and eliminated                               21
Financial statements                                                 22
Directors and officers                                               32
The American Funds family                                    back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter):

                                         1 year      Lifetime (since 6/17/99)
CLASS A SHARES reflecting 5.75%
     maximum sales charge                -2.58%               -7.42%

Results for other share classes can be found on page 31. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. FOR MORE COMPLETE INFORMATION, PLEASE READ THE PROSPECTUS.

ABOUT THE COVER: In the 900-year-old city of Zagreb, Croatia, one of the earliest advances in communication technology -- the open window -- makes way for one of the most recent -- the satellite dish. Zagreb is home to Pliva, a company you'll meet in the feature article beginning on page 5.

FELLOW SHAREHOLDERS:

Relative to the developed world, the strength of developing economies helped those markets deliver modest gains to investors over the past year.

INVESTMENT RESULTS

For the 12-month period ended October 31, 2002, the value of an investment in New World Fund rose nearly 2.0% if, like most shareholders, you reinvested the dividend of 54.5 cents that was paid in December 2001.

New World Fund's positive return was a welcome contrast to the continued negative showing of its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index, which declined more than 13% over the same 12-month period. As you'll note in the "Results at a glance" table below, New World Fund's results were buoyed in part by the relative strong returns of emerging markets equities and bonds, among the few bright spots for global investors over the past year.

The fund's diversified portfolio was again a factor in its success. In pursuit of long-term growth, your fund invests in three distinct areas -- companies based in the developed world with significant assets or revenues attributable to developing countries, companies based in developing countries, and government and corporate bonds of developing-country issuers. This investment strategy was specifically designed to participate in the growth of the developing world while tempering some of the volatility that historically has been associated with investing in developing countries. The two columns in the table below demonstrate the merits of the fund's diversified strategy. Over the past year, New World Fund captured some of the gains made by emerging markets stocks and bonds. Over New World Fund's lifetime -- a period when emerging markets stocks have generally declined -- an investment in the fund has done better than a similar investment made solely in emerging markets equities. This limit on both upside and downside volatility is a function of the fund's investment strategy:
Managed for less-than-market volatility, New World Fund may likely achieve somewhat less-than-market gains during periods when stock prices are rising strongly.

THE INVESTMENT ENVIRONMENT

The cloud of pessimism that has overshadowed global stock markets for the past three years remained stubbornly aloft during New World Fund's fiscal year, raining down news of political unrest, slow economic growth, questions of corporate integrity, and weak and occasionally restated corporate earnings. Global investors seeking shelter from the gloom found some comfort in the improving earnings of companies in the developing world.

Following the Asian currency crisis in 1997, companies in the developing world embarked on a wave of corporate restructuring and debt reduction to restore the lost confidence of global investors. It wasn't until the technology bubble burst in March 2000, however, that most investors lost confidence in the U.S. and developed-world markets. As a consequence, when many developed-world companies began to undertake similar restructuring efforts to boost their earnings, they lagged their counterparts in the developing world by three years. This head start for the developing world is reflected in the growth of earnings and dividends that we are witnessing from companies in some regions, notably Asia. Such gradual improvement in corporate prospects is likely to be duplicated in the developed world, but at a point in the future as yet unforeseen.

[Begin Sidebar]
RESULTS AT A GLANCE
Average annual compound returns with all distributions reinvested

                                                                        12 months                     Lifetime
                                                                   (11/1/01- 10/31/02)             (since 6/17/99)

New World Fund                                                           +1.95%                         -4.91%
Morgan Stanley Capital International (MSCI)
     All Country World Free Index                                       -13.57                         -11.04
MSCI World Index                                                        -14.50                         -10.92
MSCI Emerging Markets Free (EMF) Index                                   +8.44                          -8.79
JP Morgan Emerging Markets Bond Index Plus                               +7.10                         +10.52

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World
Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 23 developed country stock markets, while the MSCI EMF Index measures 26 developing country stock markets.
New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

Geographical distribution of net assets on October 31, 2002

DEVELOPED MARKET EQUITIES

Asia
     Hong Kong                     3.6%
     Japan                         3.4
     Taiwan                        1.7
     Singapore                      .6
     Australia                      .3
The Americas
     United States                 8.4
     Canada                         .4
Europe
     United Kingdom                3.3
     Ireland                       1.9
     Switzerland                   1.5
     France                        1.4
     Norway                        1.0
     Finland                        .9
     Greece                         .8
     Netherlands                    .6

DEVELOPING MARKET EQUITIES

Asia
     South Korea                   8.8%
     India                         6.1
     Philippines                   3.0
     Indonesia                     1.6
     China                         1.4
     Malaysia                      1.2
     Thailand                       .4
The Americas
     Brazil                        7.7
     Mexico                        6.6
     Chile                          .4
     Argentina                      .1
Europe
     Russia                        2.1
     Hungary                       1.3
     Poland                        1.0
     Turkey                         .6
     Croatia                        .4
Africa/Middle East
     Israel                        1.4
     South Africa                   .8

Developed market bonds
     Netherlands                    .2%

DEVELOPING MARKET BONDS

Asia
     Philippines                    .6
The Americas
     Mexico                        2.3
     Brazil                        1.0
     Panama                        1.0
     Argentina                      .3
     Venezuela                      .1
Europe
     Russia                        2.5
     Turkey                         .7
     Croatia                        .5
     Poland                         .4

CASH & equivalents                15.7
Total                            100.0%
[End Sidebar]

Developing-country bonds continued to post strong gains, as they have over the fund's lifetime. Their momentum was slowed a bit during the past year by Argentina's economic troubles and worries over the election in Brazil of a perennial Labor candidate with a history of anti-free-market views. To succeed in his latest election attempt, President-elect da Silva tempered his rhetoric and pledged to meet Brazil's financial obligations. The Brazilian stock market tumbled ahead of the elections, and Brazilian bonds grew more volatile. But in a sign of the increasing stability of many developing economies, investors' fears about Brazil did not spread to other developing countries. Russian bonds, for instance, held up well during the period and posted strong returns.

THE FUND'S PORTFOLIO

New World Fund, like the 28 other American Funds, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to provide your fund with both geographic and industry diversification. As of October 31, you were part owner through the fund of 126 companies in 33 countries across a broad range of industries. Here is a brief look, arranged by the fund's three principal asset classes, at some of the companies and recent developments that have had an impact on your investment.

DEVELOPED COUNTRY EQUITIES

The multinational companies in the developed-world component of the fund's portfolio are concentrated in the food, personal care and household products areas of the global economy. As we've mentioned before, these are traditionally defensive sectors that tend to hold up well during market downturns and economic slowdowns. The United States remained the fund's largest geographic concentration among developed countries, representing slightly more than 8% of assets. Among such U.S. multinationals in the portfolio, Anheuser Busch (+26.6%), Avon Products (+3.5%) and Sara Lee (+2.4%) made positive contributions to the fund's results, while Coca-Cola (-2.9%), Kimberly-Clark (-7.2%) and Pepsico (-9.5%) declined.

In our last annual report, we introduced you to Unilever, the Anglo-Dutch food and personal products company. The company was a new holding at the time and has now completed its first full year in the fund's portfolio. Having successfully integrated Best Foods, which it acquired in 2000, Unilever PLC stock rose almost 36% on profits that exceeded expectations. (Unilever NV was up 22% for the period.)

Our pharmaceutical holdings in the developed world made negative contributions to the fund's results, with the exception of Pharmacia, which rose 13% as a result of its spin-off of Monsanto and its announced but as yet uncompleted merger with Pfizer. This is in contrast to the developing world, where two of our three pharmaceutical holdings rose sharply. Teva Pharmaceuticals (+25.3%) posted a strong gain despite political turmoil in Israel and the Middle East, while the value of Pliva rose 45%. You can learn more about Pliva, Croatia's largest company and the largest pharmaceutical company in central Europe, in the feature article that begins on page 5.

DEVELOPING COUNTRY EQUITIES

Once again, the South Korean stock market was one of the world's strongest over our fiscal period, trailing only Pakistan, Colombia and the Czech Republic. As this strength would imply, many of the Korean companies in the fund's portfolio posted strong gains over the period. The fund's best holding overall was Samsung Electronics, which gained 109% during the year. Its sister company Samsung SDI rose 53% and is also profiled in the feature article.

Banks remained our largest industry concentration, accounting for just over 8% of assets. Poland's Bank Zachodni (+72.4%) was the fund's second biggest gainer for the year, while India's ICICI Bank rose 32%. The outcome of Brazil's presidential election, mentioned earlier, was one of the factors behind the 42% decline in Unibanco, one of Brazil's largest banks. We select banking stocks not on the basis of our outlook for the sector but on the merits of each individual company. The banks we have selected for inclusion in the fund's portfolio are those that we believe have the most promising potential, based on their exposure to and participation in developing economies.

Developing country bonds

Your fund invests in developing-country bonds for their total return potential -- income and price appreciation. At the close of our fiscal period, we held 2.3% of assets in dollar-denominated Mexican government bonds, which returned 14% despite the peso's fall versus the U.S. dollar. The fund's largest holding in developing-country bonds was Russian debt, which accounted for 2.5% of assets. The strength of the Russian economy has been a factor in the continued strength of Russian debt. Our Russian bond holdings returned 62% over the period and have been one of the fund's better holdings since we first purchased them in 2000.

To give you a better understanding of the growth potential of the developing world, we talked with the senior management at three of the developing-world companies in the fund's portfolio, as well as the analysts who cover them. We invite you to read on.

We appreciate your continued support.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

December 4, 2002

THE VALUE OF A LONG-TERM PERSPECTIVE
HOW A $10,000 INVESTMENT HAS FARED
For the period June 17, 1999, to October 31, 2002, with dividends reinvested

[mountain chart]

Date              Morgan Stanley Capital           New           Morgan Stanley Capital
                  International All Country        World         International Emerging
                  World Free Index /3/             Fund/1/       Markets Free Index /2/
6/17/99 /3/       $ 10,000                         $  9,425      $ 10,000
7/31/99           $  9,959                         $  9,484      $  9,728
10/31/99          $ 10,338                         $  9,468      $  9,687
1/31/00           $ 10,925                         $ 11,235      $ 11,968
4/30/00           $ 11,158                         $ 10,820      $ 11,158
7/31/00           $ 10,907                         $ 10,389      $ 10,384
10/31/00          $ 10,421                         $  9,192      $  8,833
1/31/01           $ 10,190                         $  9,694      $ 10,190
4/30/01           $  9,338                         $  9,026      $  8,193
7/31/01           $  8,810                         $  8,682      $  7,607
10/31/01          $  7,800                         $  7,801      $  6,761
1/31/02           $  8,128                         $  8,888      $  8,333
4/30/02           $  8,165                         $  9,590      $  9,038
7/31/02           $  7,034                         $  8,269      $  7,601
10/31/02          $  6,741                         $  7,953      $  7,332

1 Results reflect payment of the 5.75% maximum sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments larger than $25,000. No adjustment has been made for income or capital gains taxes. All results calculated with dividends reinvested.
2 The index is unmanaged and does not reflect sales charges, commissions, or expenses. Index results are in USD with gross dividends reinvested.
3 For the period June 17 through July 31, 1999. Past results are not predictive of future results.

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The five portfolio counselors who manage New World Fund bring an average of 17 years of investment experience to their jobs.

                               Years of investment      Years with American
                                   experience           Funds or affiliates
David C. Barclay                       21                       14
Mark E. Denning                        20                       20
Alwyn Heong                            13                       10
Carl M. Kawaja                         14                       11
Robert W. Lovelace                     17                       17




LANDS OF OPPORTUNITY:
A LOOK INSIDE THE DEVELOPING WORLD

One fact alone says a great deal about why we created New World Fund and believe in its objective of participating in the growth of the developing world:
Developing countries should account for more than 50% of the world's estimated incremental economic growth over the next decade.*

Many of the world's developing economies are still mainly agricultural. The process of economic development brings industry, creates jobs and improves living standards. At every step along this path there are opportunities for alert companies to find new markets and new customers. New World Fund was created to participate in those opportunities.

New World Fund's three-part investment strategy was designed to gain exposure to this growth potential while limiting the volatility that has historically been associated with investments in the developing world. To that end, the fund invests in three distinct areas: stocks of companies based in the developed world with significant assets or revenues attributable to the developing world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers.

In our last annual report, we focused on one part of this strategy by profiling three developed-world companies in the fund's portfolio. In this report, we focus on three companies from the developing world.

When investing in the developing world, New World Fund focuses on higher quality companies with sound business strategies and strong management. On the next few pages, we'd like to introduce you to three examples of the types of companies that can be found throughout the developing world.

As you'll hear in the words of their senior management, each company has a strong growth strategy tailored to meet the demands of its particular situation.

There are thousands of companies based in the developing world. Selecting those with promising growth prospects requires skill, insight and knowledge. That's why research is an integral part of the investment strategy of New World Fund and the 28 other American Funds. We rely on our investment research analysts to evaluate the merits of each potential investment.

Our analysts -- who come from 24 countries and speak nearly two dozen languages -- travel thousands of miles each year, inspecting companies and meeting with their management teams, as well as their customers, competitors and suppliers.

In the profiles that follow, you'll also meet and hear the perspective of each of the research analysts who follow these three companies for New World Fund.

*Source: Capital Strategy Research, an affiliate of American Funds

[map of South Korea]
[Begin Caption]
South Korea

SAMSUNG SDI is a Korean technology company that has grown to become a global leader in its industry.
[End Caption]

[map of Croatia]
[Begin Caption]
Croatia

PLIVA is a Croatian pharmaceutical company in the process of expanding its regional dominance into a global reach.
[End Caption]

[map of Mexico]
[Begin Caption]
Mexico

TELEFONOS DE MEXICO is a domestically focused company that operates an integral part of the Mexican infrastructure.
[End Caption]

[photograph: Seoul, South Korea at night]
[Begin Caption]
Seoul, South Korea, is home to Samsung SDI, a global leader in display technology.
[End Caption]

SAMSUNG SDI: THE FUTURE ON DISPLAY

Samsung SDI is a prime example of why developing countries are fertile ground for growth. In 1970, when the company was first incorporated in South Korea, it produced black-and-white cathode ray tubes (CRTs), the picture tubes used in televisions and computer monitors. In the 30 years since, the company has taken advantage of the evolution of display technology -- from black-and-white monitors to color screens to plasma panels -- to expand its operations around the globe. Today, SDI is one of the global leaders in a wide range of display products.

DETERMINATION AND OPPORTUNITY

SDI's growth is the result of its management's determination to compete at a global level. "As a global company, SDI meets global standards in every aspect, from product quality to management style, in order to compete with other companies in the world market," explains Yeon Joo Jung, SDI's Chief Financial Officer.

If SDI's corporate determination gave it the will to expand, new markets and new technologies have given the company its opportunities. The company's global expansion strategy was designed to increase market share by finding new markets and new customers for its products. Each new market has also given the company an opportunity to leverage its existing product line: a product that may not be successful in one country can become popular in another.

Helping to advance the science of display technology has also fueled the company's growth. In 1998, SDI developed the dynaflat CRT for use in flat-screen televisions and monitors. That was also the year SDI developed its ultra-slim PDPs -- plasma display panels -- for wall-hanging televisions. The next year saw the development of high-definition PDPs for digital television.

Expanding into new technologies is at the forefront of the company's growth strategy. "SDI is planning to lessen the revenue portion of our CRT business, which is a mature industry, and to move into new businesses with high growth potential, such as the rechargeable battery and plasma display technology," says Mr. Jung. "We will create sufficient cash flow from our existing CRT business to fund investments into these new areas."

The company has been vigorously investing in research and development for leading-edge technology in next-generation display devices for the past several years. Already, SDI is one of the world's leading producers of display devices for mobile phones. SDI supplies its mobile phone screens to leading mobile phone manufacturers around the world. The company has also begun to challenge the dominance of Japanese companies in the lithium-ion and polymer battery industries.

[Begin Sidebar]
SDI: OUR PERSPECTIVE

[photographs: man in business suit, walking on downtown street; Mr. Yeon Joo Jung, Chief Financial Officer of Samsung SDI and analyst Sung Lee in a meeting]

Based in Tokyo, Sung Lee is the research analyst who follows Korean technology companies for New World Fund.

"SDI's management is singularly focused on driving efficiency in its manufacturing operations. Through a firm-wide structural and systematic approach, they've been able to increase productivity by 13%-15% annually for the past few years.

"SDI has a two-pronged strategy for future growth. The first is to continue to relentlessly drive cost out of its existing CRT business, where many of SDI's competitors are exiting the business due to the pressure put on them by SDI. Although this is a mature business, SDI continues to gain market share on a global basis, and continues to generate enormous cash flow from this business.

"The second part of the strategy is to reinvest the cash generated from the CRT business into promising new technologies. These new areas were not chosen randomly, but rather to leverage the company's existing customer base, who will be requiring these new technologies in the future.

"The opportunity for us is having a close relationship with SDI's management and knowing how competitive they are, how determined they are to successfully leverage their current cash flow into future earnings streams from new businesses. If the management is successful in doing that, we believe this will continue to be a good investment."
[End Sidebar]

SDI IN THE DEVELOPING WORLD

As with many multinational companies, SDI targets developing countries as an integral part of its business strategy. The company sees China, India and Brazil as markets with high potential for attracting new customers. SDI has also expanded into developing countries as bases for manufacturing. The company has 12 manufacturing plants located in seven countries.

"SDI made the decision to locate its manufacturing facilities around the globe in order to be closer to where customer demand exists," says Mr. Jung. "Malaysia and China are good examples of where SDI has been able to take advantage not only of the lower cost environment in these countries but also our proximity to our customers and suppliers."

The challenge for multinational companies is to transfer their success in one country or region to many others. SDI's success in entering new markets owes much to the experience of its management in dealing with the cultural and social differences of different countries. "It's not only consumer tastes that vary from country to country", says Mr. Jung, "so do people's skill levels and cultural attitudes toward work." When SDI first opened its manufacturing facilities in Hungary and China, for instance, there were cultural differences to overcome. "Workers were used to the communist culture, in which people had shared their profits equally regardless of an individual's productivity and performance," Mr. Jung remembers. "To motivate our employees, we developed educational support programs and other incentives, taking the time to educate these workers and develop a correlation between how much they work and what they earn."

By expanding its global reach, SDI has also diversified its sources of revenue. "Our global expansion has helped to make us less sensitive to economic and other issues in a particular market," says Mr. Jung. "If profits or productivity suffer in a particular country, that may be offset by our sales and operations in other countries. An interesting example of the benefits this can bring occurred following the devaluation of the Korean won in 1998. Whereas most of the domestically focused Korean companies suffered, SDI was recognized as an exceptional case since our revenue sources are not only from the domestic market. A significant portion comes from various markets outside Korea."

[Begin Caption]
(photos above) Mr. Yeon Joo Jung, Chief Financial Officer of Samsung SDI (right), in conversation with analyst Sung Lee in March of this year. [End Caption]

PLIVA:
THE SCIENCE OF HEALTH FROM CENTRAL EUROPE

Croatia stretches down the sunny eastern coast of the Adriatic Sea opposite Italy. Its capital, Zagreb, is home to Pliva, a pharmaceutical company that The Wall Street Journal Europe reports "...is widely considered to be Central Europe's first home-grown multinational."

In 1980, Pliva's scientists discovered azithromycin. Licensed to Pfizer and sold by the name Zithromax, it is one of the world's best-selling antibiotics, with sales of $1.5 billion annually. Pliva is also renowned as a low-cost manufacturer of generic drugs.

COMPETING IN A CHANGED WORLD

The success of azithromycin and the revenue it generates has helped Pliva expand its business around the world. But it was the break-up of Yugoslavia in 1990 that made expansion both possible and necessary.

The political and economic changes that took place in central and eastern Europe at that time created a challenging situation for Pliva. The removal of political barriers opened new markets for the company's products, but the establishment of free-market economies in the region also attracted new competitors to Pliva's traditional markets.

"Pliva had to find a new strategy for this new environment," says Zeljko Covic, Pliva's Chief Executive Officer since 1995. "With the breakup of Yugoslavia in 1990, we understood that we had to expand our business immediately."

With the aim of securing new markets for Pliva's products, "we started to create business operations in central Europe and to expand outside the region by acquiring companies in western Europe and the United States," explains Mr. Covic.

In July of this year, Pliva acquired Sidmak Laboratories, a U.S. pharmaceutical company based in New Jersey. "We bought Sidmak to ensure that we will have access to the U.S. market," says Mr. Covic. "By next year, we intend to have 10 new products submitted to the U.S. market. Sidmak also has a good portfolio of generic and brand-generic products of its own and impressive management."

Like many multinational companies, Pliva sees the value in keeping local management involved in the operation of its subsidiaries. Local managers often have a deeper understanding of the local market and their customers than do outside managers. In the case of Sidmak, marketing, sales and distribution in the U.S. will be left entirely to the company's U.S. management team.

"We are also excited by Italy," Mr. Covic continues. "Italy is our `child,' in terms of strategy. The country is not so attractive to many other drug companies right now, but it will be, when the generics market opens up. When that happens and other companies enter the market, we will already be established there."

[photo: time-lapse photograph of train at night, downtown buildings in background]
[Begin Sidebar]
The Pliva logo shines in the distance atop a building flanking the central square in Zagreb, Croatia, the company's home town.
[End Sidebar]

An important element of the company's global expansion plans was achieved this year when Pliva's manufacturing facilities were inspected and approved by the European Medicine Control Agency. This inspection, together with a similar approval from the U.S. Food and Drug Administration in November, allows Pliva to register its products in the U.S. and United Kingdom and will expedite the approval process in other western European countries.

By establishing new markets for its generic and proprietary drugs, Pliva hopes to continue to generate the revenue that will fund the second facet of its strategy: ongoing research and development.

FOCUS AND EXPERTISE

Pliva's philosophy is one of focus and expertise. Its generic and proprietary products are focused in two main areas: anti-inflammatives and anti-infectives. Its manufacturing expertise is in quality, cost-efficient mass production. Pliva's commitment to developing new products is built around these strengths.

"One of our most important decisions [in 1990] was to acknowledge, yes, competition will come, but research and development is what distinguishes Pliva from these other companies. So we increased our R&D budget by 30-40% yearly." Mr. Covic laughs good-naturedly as he recalls a recent meeting with the Croatian Minister of Science and Technology. "He said to me, `Your budget is now bigger than the whole Ministry!'

"We are the only pharmaceutical company in central Europe today devoted to discovering totally new drugs. Today I am very proud to say that we have nine new molecules in a pretty advanced stage of development. We have ambitions for each to become a new drug one day."

To house its 220 scientists and research and development professionals, Pliva opened a new $100 million research and development facility in October of this year. The building's design allows laboratories and work areas to be converted to a range of different uses and ensures that the building can adapt to future technologies. It even contains a suite of hotel-like rooms for scientists working late into the night. The research institute adjoins Pliva's solid-dosage -- capsules and tablets -- manufacturing plant, which opened in June 2001. Both facilities are testament to Pliva's long-term goals.

"Our ambition is to become a fully-integrated company that is able to develop, manufacture and market our products on a global scale. We believe Pliva can be not only a cost-efficient manufacturer of plain generics, but also a global specialty pharmaceutical company. One of the key success factors in moving from generics to proprietary drugs is the ability for research and development. So we want to be, we have to be, on the innovative side of the business. Research and development -- our innovative ability -- is our core competency."

[Begin Caption]
(photos below) Mr. Zeljko Covic, Pliva's Chief Executive Officer (right), shows new packaging designs for the Italian market to Patrice Collette, a pharmaceutical company analyst for New World Fund, during a meeting in August of this year.
[End Caption]

[Begin Sidebar]
PLIVA: OUR PERSPECTIVE

[photographs: building with Pliva logo and company name; Mr. Zeljko Covic, Pliva's Chief Executive Officer and Ptrice Collette, analyst in a meeting]

Based in Geneva, Patrice Collette is one of two research analysts who follow pharmaceutical companies for New World Fund.

"Pliva's expansion into new markets and new products is very ambitious, and there are signs that the strategy is working. Ten years ago, nearly half of Pliva's revenue was from its domestic market. Today, as much as 75% of sales are made outside Croatia.

"Pliva benefits from taking advantage of the low-cost environments in which it has based its manufacturing facilities. Both the cost of labor and the cost of science are lower in Croatia and central Europe. In Mr. Covic's words, Pliva has `competitive brainpower,' but at a significantly less expensive level than in western Europe.

"Another advantage for the company is its established markets in central Europe and Russia, where consumer spending on healthcare is increasing with the pace of economic development.

"Currently, the royalties that Pliva receives from Pfizer for Zithromax account for about 35% of Pliva's revenue. The patent on Zithromax expires in 2005. So the company has been expanding both east and west in order to secure new revenue streams that can make up for the proprietary loss of Zithromax. The company's scientists, meanwhile, are busy searching for the next blockbuster drug."
[End Sidebar]

[photograph: woman speaking at a Telmex public telephone]
[Begin Caption]
Telefonos de Mexico is one of the world's largest telecommunications companies, serving some 15 million customers.
[End Caption]

TELEFONOS DE MEXICO: ADAPTING TECHNOLOGY TO THE NEEDS OF CUSTOMERS

Over the past decade or so, privatization has created hundreds of new public companies out of formerly state-owned industries. In 1990, Carso Global Telecom, a private Mexican investment company, joined with France Telecom and SBC Communications to buy control of Telefonos de Mexico from the Mexican government. Today, Telmex, as the company is better known, has grown to become one of the world's largest and most respected telecommunications companies.

CLEAR COMMUNICATION

One of the keys to Telmex's success is that the company's managers are its principal shareholders. Rare among telecommunications companies in this respect, the economic interests of Telmex's shareholders and its management are uniquely aligned.

"In today's environment, the need to have a clear communication with your shareholder base is even more important," says Jaime Chico Pardo, Telmex's Vice-Chairman and Chief Executive Officer. "In order to do that, we have to have transparency in what we do and clarity in the way we present things. The fundamental thing is the trust that people have in what we do. When investors put their money behind our company, it's because they trust in what we tell them and what we do."

Corporate transparency -- or rather, the lack of it -- has long been a barrier to investing in the developing world. As economic development has progressed, it has favored countries committed to following free-market policies and fostering a regulatory environment conducive to foreign investment. It has also favored those companies that have taken the necessary steps to improve corporate governance and attract foreign investors. Telmex has always been a leader in this regard. "It's very important," says Mr. Chico, "particularly if you invest in countries other than your own, to be certain that the people who are running and managing the company have the same interests that you would as a shareholder."

MEETING THE NEEDS OF THE MEXICAN MARKET

First among Telmex's goals is to know and satisfy the needs of its customers. "We believe we know the Mexican market better than our competitors. The needs of our customers are very different than the needs of customers in other parts of the world," says Mr. Chico. "What's important in a country like Mexico is to take the technology and apply it to the specific market requirements that our customers have."

A good example is wireless service. Telmex's ability to generate increasing revenue from wireless service was limited by the small number of customers that could afford wireless mobility. Telmex's solution was to introduce prepaid wireless service. "We were the first company to do so worldwide on a commercial basis," says Mr. Chico.

[Begin Sidebar]
TELMEX: OUR PERSPECTIVE

[photographs: corporate building with Telmex flag; Mr. Jaime Chico Pardo, Chief Executive Officer of Telmex and David Riley, analyst]

Based in Washington, D.C., David Riley is a research analyst who covers the telecommunications industry for New World Fund.

"We are long-term, value-oriented investors ourselves, so we understand and appreciate the long-term strategy that management has laid out for Telmex.

"Telmex is a domestically focused company, and potential growth will come from the continuing development of the Mexican economy. The company is well-positioned to benefit from the economic convergence of the U.S. and Mexico.

"Telmex operates in a more volatile economy than in the U.S. or western Europe. The company's management has shown that they are very capable of working within this economic and regulatory environment. They are adept at changing budgets and redirecting capital in response to economic conditions, and skilled in dealing with the Mexican government.

"Reflecting their shareholder orientation, the company is also very disciplined in using their free cash flow, making investments in their own business, paying dividends and buying back shares.

"At the time of the privatization, Telmex represented good value versus its U.S. counterparts. Despite the present global downturn in telecommunications stocks, we feel that Telmex continues to represent good value, both in terms of its growth prospects and the quality of its management." [End Sidebar]

"What we have done is take the technology, which was a very solid, very proven technology, and made it massive in a country that had limited resources for people to buy telephone services." At that time, six years ago, Telmex had 400,000 wireless customers. Telmex has since spun off its wireless operations into an independent company known as America Movil, with 18 million customers. "The entire growth of the wireless company was because we developed the prepaid service," says Mr. Chico.

Another example is nationwide public telephony. "This is a major undertaking in Mexico because even though people have limited resources to pay for telephone service, they still have the need to be connected. So what we did was to invest heavily and create the platform that allowed for public telephony to be used nationwide." The system utilizes microchip debit cards that protect against fraud and can be adapted as new technologies and customer needs demand. "Today we are selling 23 million cards every month. We are the biggest operator of prepaid phone cards in the world."

In each of these initiatives, Telmex provided long-term growth and added valuation for its shareholders by carefully evaluating the needs of its customers and adapting technology to create a solution.

FOCUSED ON LONG-TERM GROWTH

Telmex faces a very different operating environment than its U.S. and developed-world counterparts. In more developed markets, the telecommunications infrastructure is extensive and can reach virtually every potential customer. That is not the situation in Mexico, where expanding and modernizing the country's telecommunications capabilities is a high priority for Telmex. To succeed in this long-range endeavor, the company is managed with a long-range focus.

"We've been very clear that our objective for shareholders is to provide long-term value," explains Mr. Chico, "so we're not after providing short-term results because our equity as shareholders is committed to the company as well. We want Telmex to have a sustained rate of growth -- a capital rate that grows over time. Managing the company just to produce short-term results has never been one of our objectives.

"In this sense, we are managing the company to make sure that we create value with the decisions we make. We may be wrong sometimes on the strategy, but the concept is always to increase the long-term valuation of the company."

[Begin Caption]
(photos above) Mr. Jaime Chico Pardo, Chief Executive Officer of Telmex (left), and David Riley, a telecommunications analyst for New World Fund, met most recently in American Funds' New York offices in July of this year.
[End Caption]


New World Fund
Investment portfolio, October 31, 2002
[pie chart]
                                                  Percent of
By Industry                                       Net Assets
-----------------------------------------------
Banks                                                   8.26 %
Beverages                                               6.78
Electronic equipment & instruments                      6.03
Diversified telecommunication services                  5.08
Wireless telecommunication services                     4.17
Other industries                                       44.33
Bonds & notes                                           9.61
Cash & equivalents                                     15.74
                                               --------------
Total                                                 100.00 %
                                               ==============
[end chart]

                                              Percent
                                              of net
Largest equity holdings                       assets
--------------------------------------------  --------

Cia Vale do Rio Doce                             2.26 %
Fomento Economico Mexicano                       2.23
Housing Development Finance                      1.88
Samsung SDI                                      1.85
Telekomunikasi Indonesia                         1.49
Nestle                                           1.33
Coca-Cola                                        1.25
Avon Products                                    1.25
Votorantim Celulose e Papel                      1.24
Maxis Communications                             1.22




                                                                                                                           Market
                                                                                                     Shares or              value
Equity securities (common stock and convertible debentures)                                   principal amount               (000)

BANKS  -  8.26%
Allied Irish Banks, PLC (Ireland)                                                                      911,587   $         12,811
ICICI Bank Ltd. (India)                                                                              4,085,000             11,412
ICICI Bank Ltd. (ADR) (merged with ICICI Ltd. (ADR))                                                    47,125                290
Bank Zachodni WBK SA (Poland)                                                                          610,421             10,913
State Bank of India (India)                                                                          1,970,000              9,369
Korea Exchange Bank (South Korea) (1)                                                                2,615,000              9,055
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                                          982,000              8,926
Kookmin Bank (South Korea)                                                                             217,000              7,204
Bank of the Philippine Islands (Philippines)                                                         8,092,050              6,254
OTP Bank Rt. (Hungary)                                                                                 425,000              3,767
HSBC Holdings PLC (United Kingdom)                                                                     317,888              3,465
Australia and New Zealand Banking Group Ltd. (Australia)                                               310,000              3,237
Daegu Bank, Ltd. (South Korea) (1)                                                                     725,000              2,828
United Overseas Bank Ltd. (Singapore)                                                                  350,000              2,655
Shinhan Financial Group Co., Ltd. (South Korea)                                                        250,000              2,627
Yapi ve Kredi Bankasi AS (Turkey) (1)                                                            2,351,200,000              1,931


BEVERAGES  -  6.78%
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                                    723,000             26,173
Coca-Cola Co. (USA)                                                                                    314,900             14,637
PepsiCo, Inc. (USA)                                                                                    266,000             11,731
Orkla AS (Norway)                                                                                      735,857             11,669
Anheuser-Busch Companies, Inc. (USA)                                                                   195,000             10,288
Heineken NV (Netherlands)                                                                              123,000              4,939


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  6.03%
Samsung SDI Co., Ltd. (South Korea)                                                                    350,000             21,664
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                                        3,790,400             13,729
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                                      351,960             13,339
Kingboard Chemical Holdings Ltd. (Hong Kong)                                                        15,994,000              9,433
Kingboard Chemical Holdings Ltd., warrants, expire 2003 (1)                                            899,400                 59
Orbotech Ltd. (Israel) (1)                                                                             402,500              5,112
Venture Corp. Ltd. (formerly Venture Manufacturing (Singapore) Ltd.) (Singapore)                       651,800              4,870
Hankuk Electric Glass Co., Ltd. (South Korea)                                                           50,200              2,496


DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.08%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk., Class B (Indonesia)                52,195,000             17,393
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                                  381,000             11,620
Telefonos de Mexico, SA de CV 4.25% convertible debentures 2004                               $        180,000                209
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                                                  755,000             11,725
KT Corp. (ADR) (South Korea)                                                                           257,680              5,293
KT Corp.                                                                                                22,600                929
Cia. de Telecomunicaciones de Chile SA (ADR) (Chile)                                                   543,700              4,730
Bharti Tele-Ventures Ltd. (India) (1)                                                                5,300,000              2,848
Hellenic Telecommunications Organization SA (Greece)                                                   218,700              2,459
Telecom Argentina STET-France Telecom SA, Class B (ADR) (Argentina) (1)                                930,000              1,274
Philippine Long Distance Telephone Co. (Philippines) (1)                                               128,850                559
Philippine Long Distance Telephone Co. (ADR)  (1)                                                      120,000                504
Global Light Telecommunications Inc. (Canada) (1) (2) (3)                                              240,000                  2
Global Light Telecommunications Inc.  (1) (3)                                                          160,000                  2


WIRELESS TELECOMMUNICATION SERVICES  -  4.17%
Maxis Communications Bhd. (Malaysia) (1)                                                             9,115,200             14,273
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR) (Brazil)                            530,000              7,256
GLOBE TELECOM, Inc. (Philippines) (1)                                                                  935,437              7,230
COSMOTE Mobile Telecommunications SA (Greece)                                                          750,000              6,265
America Movil SA de CV, Series L (ADR) (Mexico)                                                        400,500              5,383
China Unicom Ltd. (China) (1)                                                                        7,941,300              4,938
China Mobile (Hong Kong) Ltd. (China) (1)                                                            1,419,800              3,486


FOOD PRODUCTS  -  4.10%
Nestle SA (Switzerland)                                                                                 73,000             15,636
Groupe Danone (France)                                                                                  82,200             10,657
Unilever PLC (United Kingdom)                                                                          780,000              7,706
Nestle India Ltd. (India)                                                                              616,250              7,025
Sara Lee Corp. (USA)                                                                                   160,400              3,662
Unilever NV (Netherlands)                                                                               35,000              2,243
PT Indofood Sukses Makmur Tbk (Indonesia)                                                           16,515,000              1,118


METALS & MINING  -  4.01%
Cia. Vale do Rio Doce, preferred nominative (Brazil)                                                   821,000             21,074
Cia. Vale do Rio Doce (ADR)                                                                            204,200              5,381
Xstrata PLC (United Kingdom) (1)                                                                       760,000              7,883
POSCO (South Korea)                                                                                     45,960              4,303
BHP Billiton PLC (United Kingdom)                                                                      682,288              3,330
Freeport-McMoRan Copper & Gold Inc., Class B (USA) (1)                                                 198,000              2,416
Anglo American PLC (United Kingdom)                                                                    130,400              1,712
Yanzhou Coal Mining Co. Ltd. (China)                                                                 2,350,000                844


OIL & GAS  -  3.90%
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                               1,071,000             14,169
LUKoil Holding (ADR) (Russia)                                                                          215,000             14,061
BP Finance PLC 3.00% exchangeable bonds 2006 (Russia) (2)                                    $       8,000,000             10,860
Shell Transport and Trading Co., PLC (ADR) (United Kingdom)                                             60,000              2,286
Noble Energy, Inc. (USA)                                                                                60,000              2,183
Pogo Producing Co. (USA)                                                                                60,000              2,163


PHARMACEUTICALS  -  3.49%
AstraZeneca PLC (United Kingdom)                                                                       263,200              9,760
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                                     114,000              8,827
Dr. Reddy's Laboratories Ltd. (India)                                                                  515,000              7,433
Aventis (France)                                                                                        85,000              5,085
PLIVA d.d. (GDR) (Croatia)                                                                             324,000              3,920
Pharmacia Corp. (USA)                                                                                   80,700              3,470
Pfizer Inc (USA)                                                                                        75,000              2,383


DIVERSIFIED FINANCIALS  -  2.55%
Housing Development Finance Corp. Ltd. (India)                                                         900,159             11,698
Housing Development Finance Corp. Ltd.  (2)                                                            800,000             10,396
First Pacific Co. Ltd. (Hong Kong) (1)                                                              82,376,294              7,816


MEDIA  -  2.51%
Independent News & Media PLC (Ireland)                                                               7,068,518              9,794
ABS-CBN Holdings Corp. (PDR) (Philippines) (1)                                                      25,470,600              8,162
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico) (1)                             220,000              6,182
BEC World PCL (Thailand)                                                                             1,050,000              5,045
Benpres Holdings Corp. (Philippines) (1)                                                            60,400,000                216
United Pan-Europe Communications NV, Class A (Netherlands) (1)                                         450,600                 31


AUTOMOBILES  -  2.24%
Honda Motor Co., Ltd. (Japan)                                                                          389,000             13,931
Suzuki Motor Corp. (Japan)                                                                           1,147,000             12,267


PAPER & FOREST PRODUCTS  -  2.04%
Votorantim Celulose e Papel SA (ADR) (Brazil)                                                          946,000             14,521
Sappi Ltd. (South Africa)                                                                              781,100              9,396



PERSONAL PRODUCTS  -  1.25%
Avon Products, Inc. (USA)                                                                              301,000             14,595


HOUSEHOLD PRODUCTS  -  1.21%
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                                 4,744,000             11,411
Kimberly-Clark Corp. (USA)                                                                              55,000              2,832


COMMERCIAL SERVICES & SUPPLIES  -  1.10%
Sylvan Learning Systems, Inc. (USA) (1)                                                                710,000             10,842
Sabre Holdings Corp., Class A (USA) (1)                                                                105,098              2,016


ELECTRICAL EQUIPMENT  -  0.99%
Johnson Electric Holdings Ltd. (Hong Kong)                                                           8,250,000              8,727
Elektrim SA 3.75% convertible debentures 2004 (Poland) (3) (4)                                   Euro1,800,000   1,122
LG Cable Ltd. (South Korea)                                                                            110,000              1,088
ABB Ltd (Switzerland) (1)                                                                              483,620                645


MULTILINE RETAIL  -  0.98%
Wal-Mart de Mexico, SA de CV, Class V (ADR) (Mexico)                                                   428,000             10,644
Organizacion Soriana, SA de CV, Class B (Mexico) (1)                                                   450,000                905


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.97%
Samsung Electronics Co., Ltd. (South Korea)                                                             39,550             11,157
ASM Pacific Technology Ltd. (Hong Kong)                                                                101,000                196


CONSTRUCTION MATERIALS  -  0.97%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)                                                 4,658,000              8,182
Cemex, SA de CV, ordinary participation certificates, units (ADR) (Mexico)                              83,453              1,692
Holcim Ltd. (Switzerland)                                                                                9,500              1,463


AEROSPACE & DEFENSE  -  0.77%
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR) (Brazil)                    411,158              6,447
Banco Nacional de Desenvolvimento Economico e Social 6.50% convertible debentures 2006 (     $       3,600,000              2,556


REAL ESTATE  -  0.72%
SM Prime Holdings, Inc. (Philippines)                                                               83,000,000              8,449


INSURANCE  -  0.69%
American International Group, Inc. (USA)                                                               130,000              8,131



TRANSPORTATION INFRASTRUCTURE  -  0.68%
Zhejiang Expressway Co. Ltd., Class H (China)                                                       13,500,000              4,371
International Container Terminal Services, Inc. (Philippines)                                       88,828,000              3,617


CONSTRUCTION & ENGINEERING  -  0.68%
Daelim Industrial Co., Ltd. (South Korea)                                                              700,000              7,956


DISTRIBUTORS  -  0.67%
Li & Fung Ltd. (Hong Kong)                                                                           7,921,000              7,871


LEISURE EQUIPMENT & PRODUCTS  -  0.63%
Fuji Photo Film Co., Ltd. (Japan)                                                                      270,000              7,445


MACHINERY  -  0.61%
Metso Oyj (Finland)                                                                                    770,000              7,125


COMPUTERS & PERIPHERALS  -  0.54%
Quanta Computer Inc. (Taiwan)                                                                        3,095,200              6,298


CHEMICALS  -  0.53%
Hyosung Corp. (South Korea)                                                                            605,000              5,986
Monsanto Co. (USA)                                                                                      13,766                228


OTHER  -  3.55%
Migros Turk TAS (Turkey)                                                                            86,267,000              4,690
Cheil Industries Inc. (South Korea)                                                                    400,000              4,612
Asahi Glass Co., Ltd. (Japan)                                                                          760,000              4,545
Itausa -- Investimentos Itau SA, preferred nominative (Brazil)                                       8,377,321              4,342
Infosys Technologies Ltd. (India)                                                                       45,650              3,589
Nokia Corp., Class A (Finland)                                                                         168,000              2,851
Millennium & Copthorne Hotels PLC (United Kingdom)                                                     785,000              2,485
Lumenis Ltd. (Israel) (1)                                                                              820,000              2,460
Korea Gas Corp. (South Korea)                                                                          136,560              2,345
Huaneng Power International, Inc., Class H (China)                                                   3,260,000              2,341
Tubos de Acero de Mexico, SA (ADR) (Mexico)                                                            220,000              2,013
McDonald's Corp. (USA)                                                                                 100,000              1,811
AES Corp. (USA) (1)                                                                                  1,000,000              1,770
Sony Corp. (Japan)                                                                                      40,000              1,720


Miscellaneous  -  1.95%
Other equity securities in initial period of acquisition                                                                   22,808


Total equity securities (cost: $1,052,567,000)                                                                            874,685



                                                                                                     Principal             Market
                                                                                                        amount              value
Bonds & notes                                                                                             (000)              (000)

Non-U.S. Government obligations  -  8.90%
Russian Federation:
 8.25% 2010 (2)                                                                                        $ 3,848              4,099
 8.25% 2010                                                                                              2,000              2,131
 5.00% 2030 (2) (5)                                                                                     29,313             22,424
 5.00% 2030 (5)                                                                                          1,500              1,148
United Mexican States Government Eurobonds, Global:
 9.875% 2007                                                                                             5,000              5,825
 8.625% 2008                                                                                               875                973
 10.375% 2009                                                                                            4,500              5,346
 9.875% 2010                                                                                             2,875              3,361
 11.375% 2016                                                                                            7,825              9,918
 8.30% 2031                                                                                              1,020              1,015
Brazil (Federal Republic of):
 2.625% 2009 (5)                                                                                         3,166              1,862
 14.50% 2009                                                                                             3,725              2,719
 10.125% 2027                                                                                           14,000              7,189
Panama (Republic of):
 Interest Reduction Bond 5.00% 2014 (5)                                                                  6,262              5,495
 9.375% 2029                                                                                             5,815              6,193
Turkey (Republic of) 11.875% 2030                                                                        8,900              8,344
Croatian Government: (5)
 Series B, 2.688% 2006                                                                                     672                671
 Series A, 2.688% 2010                                                                                   4,982              4,974
Philippines (Republic of) 10.625% 2025                                                                   3,700              3,820
Argentina (Republic of):(4)
 7.00%/15.50% 2008 (6)                                                                                   2,029                456
 12.25% 2018 (7)                                                                                        13,995              2,869
Poland (Republic of), Past Due Interest Bond, Bearer 7.00% 2014 (5)                                      2,337              2,393
Venezuela (Republic of) 9.25% 2027                                                                       1,500              1,035


WIRELESS TELECOMMUNICATION SERVICES  -  0.69%
GLOBE TELECOM, Inc. 13.00% 2009                                                                          3,000              3,488
Cellco Finance NV 12.75% 2005                                                                            2,725              2,596
PTC International Finance BV 10.75% 2007                                                                 1,990              2,035


OIL & GAS  -  0.02%
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2) (8)                                                     300                199



Total bonds & notes (cost: $110,791,000)                                                                                  112,578



                                                                                                     Principal             Market
                                                                                                        amount              value
Short-term securities                                                                                     (000)              (000)

Corporate short-term notes  -  12.15%
Receivables Capital Corp. 1.75%-1.77% due 11/4-11/25/2002 (2)                                         $ 18,750           $ 18,739
Johnson & Johnson 1.75% due 11/25/2002 (2)                                                              18,700             18,677
CBA (Delaware) Finance Inc. 1.73%-1.74% due 11/1-11/19/2002                                             18,000             17,991
Svenska Handelsbanken Inc. 1.74%-1.75% due 11/4-11/6/2002                                               15,000             14,996
Motiva Enterprises LLC 1.71%-1.73% due 11/7/2002                                                        15,000             14,995
Electricite de France 1.75% due 11/20/2002                                                              15,000             14,985
Royal Bank of Scotland Group PLC 1.75% due 11/18-11/27/2002                                             15,000             14,984
Spintab AB (Swedmortgage) 1.72%-1.76% due 11/21-12/16/2002                                              15,000             14,979
ING America Insurance Holdings Inc. 1.74% due 11/18/2002                                                12,000             11,990


Federal agency discount notes  -  3.05%
Freddie Mac 1.65%-1.75% due 11/5-12/20/2002                                                             26,500             26,460
Fannie Mae 1.57%-1.70% due 11/20-12/9/2002                                                               9,300              9,290


Total short-term securities (cost: $178,087,000)                                                                          178,086


Total investment securities (cost: $1,341,445,000)                                                                      1,165,349
New Taiwanese Dollar (cost:$398,000)                                                                 NT$13,133                379

Excess of cash and receivables over payables                                                                                6,018

Net asset                                                                                                              $1,171,746


(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Scheduled interest payments not made; reorganization pending.
(5) Coupon rate may change periodically.
(6) Step bond; coupon rate will increase at a later date.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(8) Pass-through security backed by a pool of
      mortgages or other loans on which principal payments are periodically made.
      Therefore, the effective maturity is shorter than the stated maturity.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts


See Notes to Financial Statements

Equity securities appearing in the portfolio since April 30, 2002
ABB
ASM Pacific Technology
Kookmin Bank
Korea Exchange Bank
Korea Gas
Maxis Communications
Monsanto
Noble Energy
Pogo Producing
Quanta Computer
State Bank of India
Yanzhou Coal Mining


Equity securities eliminated from the portfolio since April 30, 2002 Armor Holdings
Astra International
Bank Pekao
Ford Motor
Grupo Aeroportuario del Sureste
Gulf Indonesia Resources
KangwonLand
Mitsubishi Heavy Industries
Motorola
Nedcor
Nissan Motor
Philip Morris
Sasol
Shandong International Power Development
VIA NET.WORKS
Videsh Sanchar Nigam


New World Fund, Inc.
Financial statements
(dollars and shares in thousands, except per-share amounts)
Statement of assets and liabilities
at October 31,  2002
Assets:
 Investment securities at market:                                                                                  $1,165,349
  (cost: $1,341,445)
 Cash denominated in non-U.S. currencies
  (cost: $398)                                                                                                            379
 Cash                                                                                                                     453
 Receivables for:
  Sales of investments                                                                                  $6,329
  Sales of fund's shares                                                                                 3,819
  Dividends and interest                                                                                 3,382         13,530
                                                                                                                    1,179,711
Liabilities:
 Payables for:
  Purchases of investments                                                                                 408
  Repurchases of fund's shares                                                                           5,739
  Investment advisory services                                                                             778
  Services provided by affiliates                                                                          644
  Deferred Directors' compensation                                                                         344
  Other fees and expenses                                                                                   52          7,965
Net assets at October 31, 2002                                                                                     $1,171,746

Net assets consist of:
 Capital paid in on shares of capital stock                                                                        $1,560,979
 Undistributed net investment income                                                                                    8,919
 Accumulated net realized loss                                                                                       (222,053)
 Net unrealized depreciation                                                                                         (176,099)
Net assets at October 31, 2002                                                                                     $1,171,746

Total authorized capital stock - 200,000 shares, $.01 par value
                                                                                       Net assets       Shares Net asset value
                                                                                                   outstanding   per share (1)
Class A                                                                                $1,071,041       56,665         $18.90
Class B                                                                                    29,144        1,559          18.69
Class C                                                                                    13,030          698          18.66
Class F                                                                                    23,483        1,244          18.88
Class 529-A                                                                                 4,616          244          18.89
Class 529-B                                                                                   708           38          18.79
Class 529-C                                                                                 1,218           65          18.79
Class 529-E                                                                                   284           15          18.86
Class 529-F                                                                                     8            1          18.90
Class R-1                                                                                      24            1          18.85
Class R-2                                                                                     613           32          18.86
Class R-3                                                                                     772           41          18.96
Class R-4                                                                                      78            4          18.90
Class R-5                                                                                  26,727        1,412          18.93
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $20.05 and $20.04, respectively.


See Notes to Financial Statements
(dollars in thousands)
Statement of operations
for the year ended October 31,  2002

Investment income:
 Income:
  Interest (net of non-U.S. withholding
            tax of $29)                                                                                $15,021
  Dividends (net of non-U.S. withholding
            tax of $1,864)                                                                              22,081        $37,102

 Fees and expenses:
  Investment advisory services                                                                           9,862
  Distribution services                                                                                  3,123
  Transfer agent services                                                                                2,205
  Administrative services                                                                                   73
  Reports to shareholders                                                                                  205
  Registration statement and prospectus                                                                    165
  Postage, stationery and supplies                                                                         358
  Directors' compensation                                                                                  120
  Auditing and legal                                                                                        83
  Custodian                                                                                                677
  State and local taxes                                                                                     41
  Other                                                                                                     46
  Total expenses before reimbursement                                                                   16,958
   Reimbursement of expenses                                                                                 1         16,957
 Net investment income                                                                                                 20,145

Net realized loss and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                                          (59,378)
  Non-U.S. currency transactions                                                                          (951)       (60,329)
 Net unrealized appreciation on:
  Investments                                                                                           44,408
  Non-U.S. currency translations                                                                           380         44,788
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                                                                              (15,541)
Net increase in net assets resulting
 from operations                                                                                                       $4,604



See Notes to Financial Statements




(dollars in thousands)
Statement of changes in net assets

                                                                                                        Year ended October 31
                                                                                                          2002           2001
Operations:
 Net investment income                                                                                 $20,145        $26,563
 Net realized loss on investments and
  non-U.S. currency transactions                                                                       (60,329)      (161,411)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                                     44,788        (62,275)
  Net increase (decrease) in net assets
   resulting from operations                                                                             4,604       (197,123)

Dividends paid to shareholders from net investment income                                              (30,241)       (20,787)

Capital share transactions                                                                             118,769          1,740

Total increase (decrease) in net assets                                                                 93,132       (216,170)

Net assets:
 Beginning of year                                                                                   1,078,614      1,294,784
 End of year (including undistributed
  net investment income: $8,919 and $20,214, respectively)                                          $1,171,746     $1,078,614


See Notes to Financial Statements

Notes to financial statements


1. Organization and significant accounting policies

Organization - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2002, non-U.S. taxes paid on realized gains were $967,000. As of October 31, 2002, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized depreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of October 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $1,346,245,000.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $12,799
Short-term and long-term capital loss deferrals                                                             (221,160)
Gross unrealized appreciation on investment securities
                                                                                                               86,812
Gross unrealized depreciation on investments securities
                                                                                                            (267,329)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $581,000, $3,743,000, $158,373,000, and $58,463,000 expiring in
2007, 2008, 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid was as follows (dollars in thousands):



Year ended October 31, 2002
                                Distributions from ordinary income                      Distributions from     Total distributions
                                   Net investment income          Short-term       long-term capital gains                    paid
Share class                           and currency gains       capital gains
Class A                                         $ 29,677                   -                             -                $ 29,677
Class B                                              410                   -                             -                     410
Class C                                               59                   -                             -                      59
Class F                                               95                   -                             -                      95
Total                                           $ 30,241                   -                             -                $ 30,241

Year ended October 31, 2001
                                Distributions from ordinary income                      Distributions from     Total distributions
                                   Net investment income          Short-term       long-term capital gains                    paid
Share class                           and currency gains       capital gains
Class A                                         $ 20,546                   -                             -                $ 20,546
Class B                                              241                   -                             -                     241
Total                                           $ 20,787                   -                             -                $ 20,787



4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.620% on such assets in excess of $2.5 billion. For the year ended October 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.790% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $1,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended October 31, 2002, were as follows (dollars in thousands):

                 -----------------------------------------------------------------------
                   Share class      Distribution    Transfer agent    Administrative
                                      services         services          services
                 -----------------------------------------------------------------------
                     Class A           $2,713           $2,143        Not applicable
                 -----------------------------------------------------------------------
                 -----------------------------------------------------------------------
                     Class B            274               62          Not applicable
                 -----------------------------------------------------------------------
                 -----------------------------------------------------------------------
                     Class C             85                                 $19





                                                       Included
                                                          in
                                                    administrative
                                                       services
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                     Class F             34                                  32
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                   Class 529-A            6                                  5
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                   Class 529-B           3                                   1
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                   Class 529-C           5                                   2
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                   Class 529-E           1                                  -*
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                   Class 529-F           -*                                 -*
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                    Class R-1            -*                                 -*
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                    Class R-2            1                                   1
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                    Class R-3            1                                   1
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                    Class R-4            -*                                 -*
                 ----------------------------------                 --------------------
                 ----------------------------------                 --------------------
                    Class R-5      Not applicable                            12
                 -----------------------------------------------------------------------
                  * Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1999, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended October 31, 2002
                                                                Reinvestments of dividends
                                Sales(1)                                 and distributions
Share class                      Amount         Shares                              Amount         Shares

Class A                       $ 859,353         41,301                            $ 28,104          1,397
Class B                          23,023          1,089                                 400             20
Class C                          58,835          2,868                                  57              3
Class F                          97,763          4,669                                  77              4
Class 529-A(2)                    5,324            247                                   -              -
Class 529-B(2)                      803             38                                   -              -
Class 529-C(2)                    1,401             65                                   -              -
Class 529-E(2)                      330             15                                   -              -
Class 529-F(2)                        8              1                                   -              -
Class R-1(3)                         26              1                                   -              -
Class R-2(3)                        620             32                                   -              -
Class R-3(3)                        877             45                                   -              -
Class R-4(3)                        151              8                                   -              -
Class R-5(3)                     32,534          1,452                                   -              -
Total net increase
   (decrease) in fund       $ 1,081,048         51,831                            $ 28,638          1,424


                                                                     Net increase
                              Repurchases(1)                            (decrease)
                                     Amount            Shares              Amount        Shares



Class A                        $ (854,651)          (41,340)           $ 32,806         1,358
Class B                           (12,957)             (626)             10,466           483
Class C                           (47,523)           (2,332)             11,369           539
Class F                           (74,712)           (3,562)             23,128         1,111
Class 529-A(2)                        (65)               (3)              5,259           244
Class 529-B(2)                         (3)               -*                 800            38
Class 529-C(2)                         (8)               -*               1,393            65
Class 529-E(2)                         -*                -*                 330            15
Class 529-F(2)                          -                 -                   8             1
Class R-1(3)                            -                 -                  26             1
Class R-2(3)                           (1)               -*                 619            32
Class R-3(3)                          (88)               (4)                789            41
Class R-4(3)                          (75)               (4)                 76             4
Class R-5(3)                         (834)              (40)             31,700         1,412
Total net increase
   (decrease) in fund          $ (990,917)          (47,911)          $ 118,769         5,344



                                                                Reinvestments of dividends
                                Sales(1)                                 and distributions
Share class                      Amount         Shares                              Amount         Shares

Year ended October 31, 2001
Share class
Class A                       $ 628,936         29,029                            $ 19,423            876
Class B                          13,143            605                                 234             11
Class C(4)                        5,040            242                                   -              -
Class F(4)                        7,284            359                                   -              -
Total net increase
   (decrease) in fund         $ 654,403         30,235                            $ 19,657            887




                                                                     Net increase
                              Repurchases(1)                            (decrease)
                                     Amount            Shares              Amount        Shares
Share class
Class A                        $ (661,254)          (30,669)          $ (12,895)         (764)
Class B                            (4,760)             (226)              8,617           390
Class C(4)                         (1,712)              (83)              3,328           159
Class F(4)                         (4,594)             (226)              2,690           133
Total net increase
   (decrease) in fund          $ (672,320)          (31,204)            $ 1,740           (82)



*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2002, the total value of restricted securities was $87,952,000, which represents 7.51% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $364,612,000 and $347,508,000, respectively, during the year ended October 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2002, the custodian fee of $677,000 includes $3,000 that was offset by this reduction, rather than paid in cash.






Financial Highlights (1)

                                                                              Income from investment operations(2)
                                                                                                             Net
                                                                         Net asset                 gains(losses)         Dividends
                                            value,            Net    on securities  Total from          (from net
                                         beginning     investment   (both realized  investment         investment     value, end
                                         of period   income (loss)  and unrealized) operations             income)     of period


Class A:
 Year ended 10/31/2002                      $19.04           $.34             $.07        $.41              ($.55)        $18.90
 Year ended 10/31/2001                       22.81            .47            (3.87)      (3.40)              (.37)         19.04
 Year ended 10/31/2000                       23.67            .42            (1.08)       (.66)              (.20)         22.81
 Period from 6/17/1999 to 10/31/1999         23.56            .16             (.05)        .11                  -          23.67
Class B:
 Year ended 10/31/2002                       18.82            .16              .09         .25               (.38)         18.69
 Year ended 10/31/2001                       22.71            .28            (3.85)      (3.57)              (.32)         18.82
 Period from 3/15/2000 to 10/31/2000         29.09            .20            (6.58)      (6.38)                 -          22.71
Class C:
 Year ended 10/31/2002                       18.76            .12              .12         .24               (.34)         18.66
 Period from 3/15/2001 to 10/31/2001         21.44            .09            (2.77)      (2.68)                 -          18.76
Class F:
 Year ended 10/31/2002                       18.98            .28              .12         .40               (.50)         18.88
 Period from 3/16/2001 to 10/31/2001         21.42            .21            (2.65)      (2.44)                 -          18.98
Class 529-A:
 Period from 2/19/2002 to 10/31/2002         21.19            .14            (2.44)      (2.30)                 -          18.89
Class 529-B:
 Period from 2/26/2002 to 10/31/2002         21.20            .02            (2.43)      (2.41)                 -          18.79
Class 529-C:
 Period from 2/25/2002 to 10/31/2002         21.15            .04            (2.40)      (2.36)                 -          18.79
Class 529-E:
 Period from 3/22/2002 to 10/31/2002         22.57            .10            (3.81)      (3.71)                 -          18.86
Class 529-F:
 Period from 9/17/2002 to 10/31/2002         19.44           - (3)            (.54)       (.54)                 -          18.90
Class R-1:
 Period from 6/11/2002 to 10/31/2002         22.44            .01            (3.60)      (3.59)                 -          18.85
Class R-2:
 Period from 6/7/2002 to 10/31/2002          22.37           (.02)           (3.49)      (3.51)                 -          18.86
Class R-3:
 Period from 6/6/2002 to 10/31/2002          22.41            .03            (3.48)      (3.45)                 -          18.96
Class R-4:
 Period from 10/7/2002 to 10/31/2002         18.21           - (3)             .69         .69                  -          18.90
Class R-5:
 Period from 5/15/2002 to 10/31/2002         23.05            .12            (4.24)      (4.12)                 -          18.93


                                                                                               Ratio of
                                                                         Ratio of            net income
                                           Net asset      Net assets,     expenses           (loss)
                                               Total    end of period        to average       to average
                                            return(4)    (in millions)       net assets       net assets
Class A:
 Year ended 10/31/2002                        1.95%           $1,071        1.34%           1.65%
 Year ended 10/31/2001                       (15.13)           1,053         1.29            2.15
 Year ended 10/31/2000                        (2.91)           1,279         1.35            1.61
 Period from 6/17/1999 to 10/31/1999            .47              739         1.46   (6)      1.83    (6)
Class B:
 Year ended 10/31/2002                         1.17               29         2.15             .78
 Year ended 10/31/2001                       (15.91)              20         2.13            1.32
 Period from 3/15/2000 to 10/31/2000         (21.93)              16         2.03   (6)       .93    (6)
Class C:
 Year ended 10/31/2002                         1.15               13         2.14             .61
 Period from 3/15/2001 to 10/31/2001         (12.50)               3         2.19   (6)       .69    (6)
Class F:
 Year ended 10/31/2002                         1.95               23         1.38            1.35
 Period from 3/16/2001 to 10/31/2001         (11.39)               3         1.40   (6)      1.62    (6)
Class 529-A:
 Period from 2/19/2002 to 10/31/2002         (10.85)               5         1.47   (6)       .99    (6)
Class 529-B:
 Period from 2/26/2002 to 10/31/2002         (11.37)               1         2.25   (6)       .14    (6)
Class 529-C:
 Period from 2/25/2002 to 10/31/2002         (11.16)               1         2.21   (6)       .26    (6)
Class 529-E:
 Period from 3/22/2002 to 10/31/2002         (16.44)               -         1.66   (6)       .78    (6)
Class 529-F:
 Period from 9/17/2002 to 10/31/2002          (2.78)            - (5)         .17               -    (8)
Class R-1:
 Period from 6/11/2002 to 10/31/2002         (16.00)            - (5)         .81   (7)       .06
Class R-2:
 Period from 6/7/2002 to 10/31/2002          (15.69)               1          .83   (7)      (.11)
Class R-3:
 Period from 6/6/2002 to 10/31/2002          (15.39)               1          .68   (7)       .13
Class R-4:
 Period from 10/7/2002 to 10/31/2002           3.79             - (5)         .09   (7)         -    (8)
Class R-5:
 Period from 5/15/2002 to 10/31/2002         (17.87)              27          .46             .62


Year ended October 31                                                                                     June 17 to
                                                             2002             2001        2000          October 31, 1999

Portfolio turnover rate for all classes of shares             32%              40%         30%                  1%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Period from June 17, 1999 to October 31, 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 3.49%, 1.04%, .77% and .13% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) Amount less than .01 percent.



Independent auditors' report

To the Board of Directors and Shareholders of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the "Fund"), including the investment portfolio, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period June 17, 1999, commencement of operations, to October 31, 1999 and each of the three years in the period ended October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period June 17, 1999, commencement of operations, to October 31, 1999 and each of the three years in the period ended October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Los Angeles, California
December 3, 2002




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended October 31, 2002 is $2,836,000. Foreign source income earned by the fund for the fiscal year ended October 31, 2002 was $36,196,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 9.5% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




Other share class results (unaudited)

Class B, Class C, Class F, Class 529 and Class R

Returns for periods ended September 30, 2002 (the most recent calendar quarter):

                                                                              1 year                  Life of class
Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                          -2.45%                   -16.94%1
Not reflecting CDSC                                                           +2.55                    -15.651

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase                                +1.53                     -9.022
Not reflecting CDSC                                                           +2.53                     -9.022

Class F shares3
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +3.33                     -7.864

Class 529-A shares
Reflecting 5.75% maximum sales charge                                             --                   -18.025
Not reflecting maximum sales charge                                               --                   -13.035

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within
     six years of purchase                                                        --                   -17.826
Not reflecting CDSC                                                               --                   -13.496

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold  within one year  of purchase                             --                   -14.117
Not reflecting CDSC                                                               --                   -13.247

Class 529-E shares3
Total return                                                                      --                   -18.438

Class 529-F and Class R shares
Results for Class 529-F and Class R shares are not shown because of the brief time between their initial sales and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C shares were first sold. 3These shares are sold without any initial or contingent deferred sales charge. 4Average annual compound return from March 16, 2001, when
Class F shares were first sold. 5Total return from February 19, 2002, when Class
529-A shares were first sold. 6Total return from February 26, 2002, when Class
529-B shares were first sold. 7Total return from February 25, 2002, when Class
529-C shares were first sold. 8Total return from March 22, 2002, when Class
529-E shares were first sold.

BOARD OF DIRECTORS

"Non-interested" Directors

                             Year first elected
                                 a Director
Name and age                    of the fund1      Principal occupation(s) during past five years

Elisabeth Allison, 56               1999          Administrative Director, ANZI, Ltd. (financial publishing and consulting); publishing consultant, Harvard Medical School; former
                                                  Senior Vice President, Planning and Development, McGraw Hill, Inc.

Robert A. Fox, 65                   1999          Managing General Partner, Fox Investments LP; Professor and Executive in
                                                  Residence, University of California; former President and CEO, Foster
                                                  Farms

Alan Greenway, 75                   1999          Private investor; President, Greenway Associates, Inc. (management consulting services)

Koichi Itoh, 62                     1999          Managing Director, Itoh Associates, Ltd.; former President, Autosplice
                                                  KK; former President and CEO, IMPAC (management consulting services);
                                                  former Managing Partner, VENCA Management (venture capital)

William H. Kling, 60                1999          President, American Public Media Group

John G. McDonald, 65                1999          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                  University

William I. Miller, 46               1999          Chairman of the Board, Irwin Financial Corporation

Alessandro Ovi, 58                  2001          CEO, Tecnitel

Kirk P. Pendleton, 63               1999          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

"Non-interested" Directors

                                             Number of
                                          boards within the
                                           fund complex2
                                              on which
Name and age                               director serves    Other directorships3 held by Director

Elisabeth Allison, 56                             3           None

Robert A. Fox, 65                                 7           Crompton Corporation

Alan Greenway, 75                                 3           None

Koichi Itoh, 62                                   3           None

William H. Kling, 60                              6           Irwin Financial Corporation; St. Paul Companies

John G. McDonald, 65                              8           Capstone Turbine Corp.; iStar Financial, Inc., Plum Creek Timber Co.;
                                                              Scholastic Corporation; Varian, Inc.

William I. Miller, 46                             3           Cummins, Inc.; Tennant Company

Alessandro Ovi, 58                                2           Koru & Ferry Europe; SEAT (Telecom Italia); ST Microelectronics

Kirk P. Pendleton, 63                             6           York Group, Inc.

"Interested" Directors4

                                         Year first elected     Principal occupation(s) during past five years and
Name, age and                               a Director or       positions held with affiliated entities or the principal
position with fund                      officer of the fund1    underwriter of the fund

Gina H. Despres, 61                             1999            Senior Vice President, Capital Research and
Chairman of the Board                                           Management Company; Vice President, Capital Strategy Research, Inc.5

Robert W. Lovelace, 40                          1999            Senior Vice President and Director, Capital
President                                                       Research and Management Company; Chairman of the Board and Principal
                                                                Executive Officer, Capital Research Company;5 Director, American
                                                                Funds Distributors, Inc.;5 Director, The Capital Group Companies,
                                                                Inc.5

"Interested" Directors4

                                             Number of
                                          boards within the
                                            fund complex2
Name, age and                                 on which
position with fund                         Director serves      Other directorships3 held by Director

Gina H. Despres, 61                               4             None

Robert W. Lovelace, 40                            1             None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

OTHER OFFICERS6

                                 Year first elected     Principal occupation(s) during past five years and
Name, age and                        an officer         positions held with affiliated entities or the principal
position with fund                  of the fund1        underwriter of the fund

Mark E. Denning, 45                     1999            Director, Capital Research and Management
Senior Vice President                                   Company; Director, The Capital Group Companies, Inc.;5 Senior Vice
                                                        President, Capital Research Company;5 Director, Capital International
                                                        Limited5

David C. Barclay, 46                    1999            Senior Vice President and Director, Capital
Vice President                                          Research and Management Company

Alwyn Heong, 42                         1999            Senior Vice President, Capital Research Company5
Vice President

Joseph R. Higdon, 61                    1999            Senior Vice President and Director, Capital Strategy
Vice President                                          Research, Inc.;5 Senior Vice President,
                                                        Capital Research Company5

Carl M. Kawaja, 38                      1999            Senior Vice President and Director, Capital
Vice President                                          Research Company5

Vincent P. Corti, 46                    1999            Vice President-- Fund Business Management
Secretary                                               Group, Capital Research and Management Company

R. Marcia Gould, 48                     1999            Vice President-- Fund Business Management
Treasurer                                               Group, Capital Research and Management Company

Dayna Yamabe, 35                        1999            Vice President-- Fund Business Management
Assistant Treasurer                                     Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 All of the officers listed, with the exception of Joseph R. Higdon, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.81% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of New World Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the harp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. NWF-011-1202

Litho in USA KBD/INS/5941

Printed on recycled paper